                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                AMENDED FORM 8-KA

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  NOVEMBER 19, 2007
                                                  -----------------

                              SEAMLESS WI-FI, INC.
                              --------------------
             (Exact name of registrant as specified in its charter).

           NEVADA                       0-20259                 33-0845463
           ------                       -------                 ----------
(State or other jurisdiction of       (Commission             (IRS Employer
       incorporation)                 File Number)          Identification No.)


800 N. RAINBOW BLVD., SUITE 208, LAS VEGAS, NEVADA                 89107
---------------------------------------------------                -----
    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code              775-588-2387
                                                                ------------

                                       N/A
           (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item  4.01  Changes in Registrant's Certifying Accountant

a. Pursuant to Board Resolution by Written Consent, the Registrant dismissed its independent auditor, Kempisty & Company, Certified Public Accountants, P.C. ("Kempisty") of New York, NY, effective November 19, 2007.

Except as reported in Form 10KSB for fiscal year ending June 30, 2006 (filed on October 13, 2006); and Form 10KSB for fiscal year ending June 30, 2007 (filed on October 15, 2007); which each stated that "the Company has experienced significant losses in recent years," and that said losses "may result from possible inability of the Company to continue as a going concern." the reports of Kempisty on the Registrant's financial statements for the past two years, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Registrant and Kempisty have not, in connection with the audit of the Registrant's financial statements for the previous two (2) fiscal years or for any subsequent interim periods prior to and including November 19, 2007, had any disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which have caused Kempisty to make reference to the subject matter of the disagreement in connection with its reports.

b. On January 29, 2008, the Registrant engaged Demetrius & Company of Wayne, NJ as its independent auditor.

The Registrant had no relationship with Demetrius & Company required to be reported pursuant to Regulation S-B Item 304(a)(2) during the previous 2 fiscal years, or the subsequent interim periods prior to and including January 29, 2008.

---------------------- ---------------------------------------------------------
Exhibit No.             Description of Exhibit
---------------------- ---------------------------------------------------------
16.1                    Letter from Kempisty & Company
---------------------- ---------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seamless Wi-Fi, Inc.
--------------------
(Registrant)

February 4, 2008
----------------
Date

/s/ Albert R. Reda
------------------
Albert R. Reda, President
-------------------------
(Signature)*
*Print name and title of the signing officer under his signature.